                                 SCHEDULE 14A
                           SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a)
                  of the Securities and Exchange Act of 1934
                             (Amendment No. ___ )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                          Meridian Bioscience, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

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     (4) Date Filed:

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

                           MERIDIAN BIOSCIENCE, INC.
                            3471 River Hills Drive
                            Cincinnati, Ohio 45244


                           Notice of Annual Meeting
                              and Proxy Statement


Dear Shareholder:

Our Annual Meeting of Shareholders will be held at 3:00 p.m. on January 22, 2002 at Ivy Hills Country Club, 7711 Ivy Hills Boulevard, Cincinnati, Ohio. We hope you will attend. At the meeting, you will hear a report on our operations and have a chance to meet your directors and executives.

This booklet includes the formal notice of the meeting and the proxy statement. The proxy statement tells you more about the agenda and procedures for the meeting. It also describes how the Board operates and gives personal information about our director candidates.

Please complete, sign, date, and return your proxy card promptly in the enclosed envelope.

Sincerely yours,


/s/ William J. Motto

William J. Motto
Chairman of the Board

December 26, 2001

                           NOTICE OF ANNUAL MEETING
                                      OF
                   SHAREHOLDERS OF MERIDIAN BIOSCIENCE, INC.


Time:

     3:00 p.m., Eastern Time


Date:

     January 22, 2002


Place:

     Ivy Hills Country Club
     7711 Ivy Hills Boulevard
     Cincinnati, Ohio


Purpose:

     .    Elect directors
     . Ratify appointment of Arthur Andersen LLP as Meridian's independent public accountants for fiscal year 2002
     .    Conduct other business if properly raised


     Only shareholders of record on December 3, 2001 may vote at the meeting. The approximate mailing date of this Proxy Statement and accompanying Proxy Card is December 27, 2001.

     Your vote is important. Please complete, sign, date, and return your proxy card promptly in the enclosed envelope.

     /s/ Melissa Lueke

     Melissa Lueke
     Secretary

     December 26, 2001

GENERAL INFORMATION

Who may vote

Shareholders of Meridian, as recorded in our stock register on December 3, 2001, may vote at the meeting. As of that date, Meridian had 14,599,170 shares of Common Stock outstanding.

How to vote

You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

How proxies work

Meridian's Board of Directors is asking for your proxy. Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct. You may vote for all, some or none of our director candidates. You may also vote for or against the other proposals or abstain from voting.

If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares in favor of our director candidates and in favor of the ratification of Arthur Andersen LLP as Meridian's independent public accountants for fiscal year 2002.

If any other matters come before the meeting or any adjournment, each proxy will be voted in the discretion of the individuals named as proxies on the card.

You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are covered by one card. If you hold shares through someone else, such as a stockbroker, you may get material from them asking how you want to vote.

Revoking a proxy

You may revoke your proxy before it is voted by submitting a new proxy with a later date, by voting in person at the meeting, or by notifying Meridian's Secretary in writing at the address under "Questions?" on page 14.

Quorum

In order to carry on the business of the meeting, we must have a quorum. This means at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person.

Votes needed

The six director candidates receiving the most votes will be elected to fill the seats on the Board.

Ratification of appointment of accountants requires the favorable vote of a majority of the votes cast. Only votes for or against these proposals count.

Other Matters

Any other matters considered at the meeting, including adjournment, will require the affirmative vote of a majority of the votes cast.

ELECTION OF DIRECTORS
(Item 1 on the Proxy Card)

The Board has nominated the director candidates named below.

The Board of Directors oversees the management of Meridian on your behalf. The Board reviews Meridian's long-term strategic plans and exercises direct decision-making authority in key areas, such as choosing the Chief Executive Officer, setting the scope of his authority to manage Meridian's business day to day and evaluating management's performance.

The Board is nominating for election all of the following current directors:
James A. Buzard, John A. Kraeutler, Gary P. Kreider, William J. Motto, David C. Phillips and Robert J. Ready.

Proxies solicited by the Board will be voted for the election of these nominees. All directors elected at the Annual Meeting will be elected to hold office until the next annual meeting. In voting to elect directors, shareholders are entitled to cumulate their votes and to give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by the shareholder, or to distribute their votes on the same principle among as many candidates as the shareholder sees fit. In order to invoke cumulative voting, notice of cumulative voting must be given in writing by a shareholder to the President, a Vice President or the Secretary of Meridian not less than 48 hours prior to the Annual Meeting. The proxies solicited include discretionary authority to cumulate votes.

Four of our six nominees are not Meridian employees. Only non-employee directors serve on Meridian's Audit and Compensation committees. All Meridian directors are elected for one-year terms. Personal information on each of our nominees is given below.

Board meetings last year:  8
Actions in writing last year: 7

If a director nominee becomes unavailable before the election, your proxy card authorizes us to vote for a replacement nominee if the Board names one.

The Board recommends you vote FOR each of the following candidates:
--------------------------------------------------------------------------------------------------------------
James A. Buzard, Ph.D.                 James A. Buzard, Ph.D. serves as Chairman of the Compensation Committee.
Director since 1990                    From March 1981 until December 1989, he was Executive Vice President of
                                       Merrell Dow Pharmaceuticals Inc.  From December 1989 until his retirement in February 1990, he was Vice President of Marion Merrell
                                       Dow, Inc.  He has been a business consultant since February 1990.
--------------------------------------------------------------------------------------------------------------
John A. Kraeutler                      John A. Kraeutler has more than 20 years of experience in the medical
Director since 1997                    diagnostics industry and joined Meridian as Executive Vice President and
                                       Chief Operating Officer in January 1992.  In July 1992, Mr. Kraeutler
                                       was named President of Meridian.  Before joining Meridian, Mr. Kraeutler served as Vice President, General Manager for a division of
                                       Carter-Wallace, Inc.  Prior to that, he held key marketing and technical positions with Becton, Dickinson and Company and Organon, Inc.
--------------------------------------------------------------------------------------------------------------
Gary P. Kreider, Esq.                  Gary P. Kreider has been a Senior Partner of the Cincinnati law firm of
Director since 1991                    Keating, Muething & Klekamp, P.L.L., counsel to Meridian, since 1975.
                                       He is also an Adjunct Professor of Law in securities at the University of Cincinnati College of Law and a director of Lenox Bancorp, Inc.
--------------------------------------------------------------------------------------------------------------
William J. Motto                       William J. Motto has more than 25 years of experience in the
Director since 1977                    pharmaceutical and diagnostics products industries, is a founder of
                                       Meridian and has been Chairman of the Board since 1977.  Before forming
                                       Meridian, Mr. Motto served in various capacities for Wampole
                                       Laboratories, Inc., Marion Laboratories, Inc. and Analytab Products,
                                       Inc., a division of American Home Products Corp.
--------------------------------------------------------------------------------------------------------------
David C. Phillips                      David C. Phillips spent 32 years with Arthur Andersen LLP.  His service
Director since 2000                    with this firm included several managing partner leadership positions.
                                       After retiring from Arthur Andersen in 1994, Mr. Phillips became Chief
                                       Executive Officer of Downtown Cincinnati, Inc., which is responsible for economic revitalization of Downtown Cincinnati.  Mr. Phillips retired from DCI in 1999 to devote full time to Cincinnati Works, Inc., an organization dedicated to reducing the number of people living below the poverty level by assisting them to strive towards selfsufficiency through work.
--------------------------------------------------------------------------------------------------------------
Robert J. Ready                        Robert J. Ready serves as Chairman of the Audit Committee.  In 1976, Mr.
Director since 1986                    Ready founded LSI Industries, Inc., Cincinnati, Ohio, which engineers, manufactures and markets commercial/industrial lighting and graphics products, and has served as its President and Chairman of its Board of
                                       Directors since that time.
----------------------------------------------------------------------------------------------------------------

RATIFICATION OF APPOINTMENT OF ACCOUNTANTS
(Item 2 on the Proxy Card)

Although not required, the Board is seeking shareholder ratification of its selection of Arthur Andersen LLP as Meridian's independent public accountants for fiscal 2002. The affirmative vote of a majority of shares voting at the meeting is required for ratification. If ratification is not obtained, the Board intends to continue the employment of Arthur Andersen LLP at least through fiscal 2002. Representatives of Arthur Andersen LLP are expected to be present at the Shareholders' Meeting and will be given an opportunity to make a statement, if they so desire, and to respond to appropriate questions that may be asked by shareholders.

Principal Accounting Firm Fees:
-------------------------------

Aggregate fees billed to Meridian for fiscal 2001 by Meridian's principal accounting firm, Arthur Andersen LLP, are as follows:

Audit Fees                           $241,100

Financial Information
Systems Design and
Implementation Fees                      -   (b)
                                     --------
                                      241,100

All Other Fees                        352,000(a)(b)
                                     --------

                                     $593,100
                                     ========


(a)  Includes fees for tax and other non-audit services.

(b) The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

DIRECTOR COMPENSATION

Non-employee directors of Meridian receive $12,000 per year for serving as a director and as members of committees of the Board. They also receive $1,000 for each director or committee meeting attended, except if a committee meeting occurs on the same day as a directors' meeting the committee meeting fee is $800. They receive $500 for each director or committee meeting held by telephone. Committee chairmen receive an additional $500 for each committee meeting held. Each non-employee director is also granted a non-qualified option to purchase 2,317 shares of Common Stock at the time of election or re-election to the Board of Directors, with the exercise price being the closing sale price on Nasdaq reported immediately prior to the date of grant. If a change in control occurs, non-employee directors will receive lump-sum payments equal to ten times their annual compensation received in the prior fiscal year. Directors who are employees of Meridian are not separately compensated for serving as directors.

BOARD COMMITTEES

The Board appoints committees to help carry out its duties. In particular, Board committees work on key issues in greater detail than would be possible at full Board meetings. Each committee reviews the results of its meetings with the full Board. The Board of Directors does not have a nominating committee or executive committee.

The Audit Committee is responsible for reviewing Meridian's internal accounting operations. It also recommends the employment of independent accountants and reviews the relationship between Meridian and its outside accountants.

Meetings last year: 5
Actions in writing last year: 0

REPORT OF THE AUDIT COMMITEE

Meridian's Audit Committee is composed of Messrs. Ready (Chairman), Buzard and Kreider. All of the members of the Committee meet the NASD standards for independence and financial literacy.

In April 2000, the Board adopted the Audit Committee Charter, which was attached to last year's Proxy Statement as Appendix I. The Charter outlines the activities and responsibilities of the Committee.

In August 2001, the Committee met with representatives of Arthur Andersen and Meridian's internal accountants and reviewed with them the proposed 2001 Audit Plan, areas warranting particular concentration on the audit and the effects of new accounting pronouncements. The Committee also reviewed business analysis and initial risk assessments and the implementation of new accounting rules on business combinations, goodwill and intangible assets presented by Arthur Andersen.

At its meeting in November 2001, the Committee reviewed with management, Arthur Andersen and Meridian's accounting officers the results of the audit for fiscal 2001, including the audited financial statements. The Committee reviewed the requirements of its Charter previously adopted and the reports that were required to be disclosed to the Committee. The Committee discussed with Arthur Andersen the matters required to be discussed by Statement on Auditing Standards No. 61. The Arthur Andersen representatives reviewed with the Committee written disclosures required by the Independence Standards Board Standard No. 1 regarding independence of the public accountants and presented a letter regarding that matter to the Committee.

Relying upon the discussions and reviews described above, the Committee recommended to the Board of Directors that the audited financial statements of Meridian be included in its Annual Report on Form 10-K for the year ended September 30, 2001 for filing with the Securities and Exchange Commission.

Respectfully submitted,

Audit Committee

Robert J. Ready (Chairman)
James A. Buzard
Gary P. Kreider

The Compensation Committee is responsible for establishing compensation for management and administering Meridian's stock option plans.

Meetings last year: 8
Actions in writing last year: 2

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Report of the Compensation Committee

Meridian's Compensation Committee is composed of Messrs. Buzard (Chairman), Kreider, Phillips and Ready. The Compensation Committee is responsible for establishing compensation for executive officers, establishing salary levels and bonus plans, making bonus awards and otherwise dealing in all matters concerning compensation of the executive officers and awarding stock options for all employees.

At its meeting on November 16, 2000, the Committee set the salaries for the executive officers for fiscal 2001 as shown in the Summary Compensation Table. The Committee had available to it in establishing executive salaries the recommendations of management with respect to overall staff level compensation for the coming fiscal year for Meridian. The Committee took into account these considerations plus the financial performance of Meridian during fiscal 2000 in establishing salary levels. It determined the compensation for the Chief Executive Officer in the same manner it did for its other executive officers. The Committee also considered a fiscal 2001 bonus award program based on targeted earnings levels. The Committee met without Meridian's management in making its decisions. At its meeting on November 16, 2000 and at other meetings throughout the year, the Committee also awarded stock options pursuant to Meridian's Stock Option Plan to various employees including the stock options to executive officers listed elsewhere in this Proxy Statement.

At its meeting in September 2001, the Committee awarded incentive stock options to certain employees and executive officers, which are tied to net earnings and stock price targets. One series of options will vest immediately if Meridian's net earnings for fiscal 2002 are at least $6,821,000. The other series will vest if the stock price reaches designated price levels for 30 consecutive days during fiscal 2002 plus the first 30 days of fiscal 2003 with the vesting schedule being one-third at $12, one-third at $13 and one-third at $14. If these targets are not reached, the options will not vest until nine years after the date of grant. They also vest if Meridian or substantially all of its assets are sold in fiscal 2002.

At its meeting on November 14, 2001, the Committee maintained salary levels for Messrs. Motto, Kraeutler, Eberly and Interno for fiscal 2002 at fiscal 2001 levels, granted increases to operating officers and established a fiscal 2002 bonus award based on targeted net earnings levels from $6,475,000 to $7,500,000.

Respectfully submitted,

Compensation Committee

James A. Buzard (Chairman)
Robert J. Ready
Gary P. Kreider
David C. Phillips

PRINCIPAL SHAREHOLDERS

William J. Motto, Chairman of the Board, and Putnam Investments, LLC are the only shareholders known by Meridian to own beneficially 5% or more of its outstanding Common Stock as of December 3, 2001. Information has been furnished by the persons listed and/or has been obtained from reports filed by the persons listed with the Securities and Exchange Commission:

                                                     Amount and Nature of                       Percent
 Name of Beneficial Owner                             Beneficial Ownership                      of Class
 ------------------------                             --------------------                      --------
 William J. Motto/1/                                             4,292,514                        29.4%
 Putnam Investments, LLC/2/                                      1,801,982                        12.3%

1. The business address of Mr. Motto is 3471 River Hills Drive, Cincinnati, Ohio 45244. The shares of Common Stock reported as beneficially owned by Mr. Motto include 60,646 shares held by the William J. Motto Family Charitable Remainder Unitrust and 25,000 shares subject to options exercisable within 60 days.

2. The business address of Putnam Investments, LLC is One Post Office Square, Boston, Massachusetts 02109. The shares of Common Stock reported as beneficially owned by Putnam Investments, LLC includes shares held by Putnam Investment Management, LLC and The Putnam Advisory Company, LLC, two wholly-owned subsidiaries of Putnam Investments, LLC. The shares of Common Stock reported as beneficially owned by Putnam Investments, LLC are as of September 30, 2001, the latest date such information is available to Meridian.

DIRECTORS AND EXECUTIVE OFFICERS

This table lists the executive officers and directors of Meridian and shows how much common stock each owned on December 3, 2001.

                                                                                         Common Stock
                                                                                      Beneficially Owned
  Name and Age                           Position                                Amount/1/            Percentage/2/
  ------------                           --------                                ---------            -------------
William J. Motto            Chairman of the Board of Directors,
60                          Chief Executive Officer                              4,292,514/2/               29.4%


John A. Kraeutler           President, Chief Operating Officer
53                          and Director                                           275,767                   1.9%

Antonio A. Interno/3/       Senior Vice President                                  380,585                   2.6%
51

Richard L. Eberly/4/        Executive Vice President                                32,875                     *
40

Kenneth J. Kozak/5/         Vice President, Research and
47                          Development                                              7,159                     *

Melissa A. Lueke/6/         Vice President, Chief Financial
38                          Officer and Secretary                                    9,100                     *

Susan A. Rolih/7/           Vice President of Regulatory Affairs
52                          & Quality Systems                                           --                    --

Lawrence J. Baldini/8/      Vice President of Operations                             3,000                     *
42

James A. Buzard, Ph.D./9/   Director                                                27,393                     *
74

Gary P. Kreider/9/          Director                                                48,403/10/                 *
63

Robert J. Ready/9/          Director                                                29,098                     *
61

David C. Phillips/11/       Director                                                 8,317                     *
63
                                                                   ---------------------------------------------
All Executive Officers
and Directors as a Group                                                         5,114,211                  33.9%

1. Includes options exercisable within 60 days from Mr. Motto of 25,000 shares, Mr. Kraeutler of 269,573 shares, Mr. Interno of 66,616 shares, Mr. Eberly of 32,775 shares, Mr. Kozak of 6,850 shares, Mr. Buzard of 22,635 shares, Mr. Kreider of 18,538 shares, Ms. Lueke of 6,500 shares, Mr. Phillips of 2,317 shares and Mr. Ready of 22,635 shares.
2. See description of Common Stock ownership contained under "Principal Shareholder."
3. Antonio A. Interno was appointed as a Vice President in August 1991 and appointed a Senior Vice President in September 1997. He has been Managing Director of Meridian's European subsidiary, Meridian Diagnostics Europe since February 1990.
4. Richard L. Eberly was appointed Vice President of Sales and Marketing on January 10, 1997 and appointed an Executive Vice President in May 2000. He has over 12 years of experience in the medical diagnostic industry and joined Meridian in January 1995. Prior to his appointment to Vice President of Sales and Marketing, Mr. Eberly served as the Director of Sales for Meridian. Before joining Meridian, he held key sales and marketing positions at Abbott Diagnostics.
5. Kenneth J. Kozak joined Meridian in October 1987 and was appointed Vice President, Research and Development, on May 17, 1999. Prior to this appointment, Mr. Kozak served as Director of Product Development for Meridian. Before joining Meridian, Mr. Kozak held a variety of positions at the University of Cincinnati College of Medicine.
6. Melissa A. Lueke was appointed Vice President, Chief Financial Officer and Secretary on January 23, 2001. Prior to her appointment, Ms. Lueke served as Meridian's Controller since March 2000 and Acting Secretary from July 20, 2000 to January 23, 2001. Before joining Meridian, Ms. Lueke was employed by Arthur Andersen LLP from June 1985 to January 1999, most recently as a Senior Audit Manager.

7. Susan A. Rolih was appointed Vice President of Regulatory Affairs and Quality Systems on May 29, 2001. Before joining Meridian, Ms. Rolih held various regulatory and quality positions with Immucor, Inc.
8. Lawrence J. Baldini was appointed Vice President of Operations on April 3, 2001. Before joining Meridian, Mr. Baldini held various operations management positions with Instrumentation Laboratories and Fisher Scientific.
9.   Audit Committee Member and Compensation Committee Member.
10. Includes 5,145 shares held directly by his wife, 1,000 shares held as custodian for his minor child and 9,364 shares held by trusts of which Mr. Kreider is trustee and a beneficiary. Also includes Meridian debentures convertible into 1,615 shares.
11.  Compensation Committee Member.

* Less than one percent.

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Securities Exchange Act of 1934 requires Meridian's executive officers, directors and persons who own more than ten percent of a registered class of Meridian's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based on a review of the copies of such forms received by it, Meridian believes that during the last fiscal year, all of its executive officers, directors and ten percent stockholders complied with the Section 16 reporting requirements except as follows: Mr. Kozak filed a December 1999 Form 4 in January 2001, Mr. Buzard filed an October 2000 Form 4 in December 2000, Mr. Phillips filed an April 2001 Form 4 in June 2001 and Mr. Motto filed an amended March 2001 Form 4 in May 2001. For each of the above individuals, the delinquent report concerned just one transaction.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Gary P. Kreider, who is a member of the Compensation Committee, is a senior partner of Keating, Muething & Klekamp, P.L.L., Cincinnati, Ohio, a law firm that provided legal services to Meridian in fiscal 2001.

                           SUMMARY COMPENSATION TABLE


                                                                           Annual Compensation
                                                                                             Securities
Name and                                                                                     Underlying          All Other
Principal Position                              Year         Salary           Bonus            Options         Compensation/1/
------------------                              ----         ------           -----            -------         ---------------
William J. Motto                                 2001        $387,700         $    -0-          20,000             $50,298
Chairman of the Board of Directors,              2000         371,000          104,344          20,000              43,908
Chief Executive Office                           1999         355,000          144,813               -              41,139

John A. Kraeutler/2/                             2001        $293,500         $    -0-          50,000             $32,165
President, Chief Operating Officer               2000         280,400           75,544          50,000              31,401
                                                 1999         267,900          111,738          50,000              25,121

Antonio A. Interno                               2001        $192,100         $    -0-          10,000             $16,200
Senior Vice President, Managing                  2000         200,000           32,837          15,000              16,200
Director MDE                                     1999         210,000           59,527               -

Richard L. Eberly                                2001        $177,700         $    -0-          35,000             $22,532
Executive Vice President, Sales,                 2000         170,000           43,594          10,000              35,813
Marketing and Operations                         1999         116,000           64,150           7,500              26,028

Melissa A. Lueke                                 2001        $145,900         $    -0-          30,000             $13,759
Vice President, Chief Financial                     -               -                -               -                   -
Officer and Secretary                               -               -                -               -                   -

1 Amounts accrued under Meridian's Savings and Investment Plan. Also includes certain education related expenses, professional fees and car allowances, as well as premiums paid under Meridian's Split-Dollar Insurance Program. Under this Program, Meridian has purchased insurance policies on the lives of Mr. Motto, Mr. Kraeutler, Mr. Eberly and Ms. Lueke. These individuals are responsible for a portion of the premiums and Meridian pays the remainder. Upon the death of any of these individuals, Meridian will receive that portion of the benefits paid that equals the premiums paid by Meridian on the respective policy. The beneficiary named by the decedent will receive the remainder of the death benefits. The premiums paid to the insurer under these policies for the fiscal years ended September 2001, 2000 and 1999 were $11,697, $11,182, and $10,411, respectively, for Mr. Motto; $8,948, $7,422, and $7,058, respectively, for Mr. Kraeutler; $4,190, $2,487, and $755, respectively, for Mr. Eberly; and $2,729 for Ms. Lueke for 2001.
2 Mr. Kraeutler and Meridian are parties to an employment agreement dated February 15, 2001 which sets forth compensation, non-competition, benefit and severance provisions and provides for a payment equal to three times Mr. Kraeutler's base salary (plus any salary earned but not paid) upon the occurrence of certain events, including a change in control of Meridian. The agreement is effective for a period of 36 months commencing February 15, 2001, automatically extending until either party terminates the agreement.

     Todd Motto, the adult son of William J. Motto, is Director International Marketing MBE at Meridian. Todd Motto received $78,000 in compensation for fiscal 2001 and options to purchase 1,500 shares of Meridian common stock at an exercise price of $3.09 per share.

                       OPTION GRANTS IN LAST FISCAL YEAR
                       ---------------------------------

                                  % of Total                                         Potential Realized Value
                    Number of        Options                                                at Assumed Annual
                   Securities     Granted to                                      Rates of Price Appreciation
                   Underlying      Employees         Exercise                                 for Option Term
                      Options      in Fiscal            Price       Expiration                ---------------
                                                                    ----------
       Names          Granted           2001     ($/Per Share)            Date               5%            10%
       -----          -------           ----      ------------            ----               --            ---

Willam J. Motto        20,000             7%          $7.1875         11/15/10         $234,154      $ 372,850

John A. Kraeutler      50,000            17%           7.1875         11/15/10          585,384        932,126

Antonio A. Interno     10,000             3%           7.1875         11/15/10          117,077        186,425

                       15,000             5%           7.1875         11/15/10          175,615        279,638
Richard L. Eberly
                       20,000             7%           2.5000          2/13/11           81,445        129,687

                       10,000             3%           7.1875         11/15/10          117,077        186,425
Melissa A. Lueke
                       20,000             7%           2.5000          2/13/11           81,445        129,687


                         FISCAL 2001 OPTION EXERCISES
                       AND FISCAL YEAR-END OPTION VALUES
                       ---------------------------------

                                                                             Number of Securities       Value of Unexercised In-
                                                                           Underlying Unexercised           the-Money Options at
                                                                                Options at FY-End                         FY-End
                                  Shares Acquired
                                  ---------------
      Name                            on Exercise     Value Realized    Exercisable/Unexercisable      Exercisable/Unexercisable
      ----                            -----------     --------------    -------------------------      -------------------------

William J.  Motto                               -                  -                25,000/25,000                          $-/$-

John A.  Kraeutler                              -                  -              269,573/137,500                          301/-

Antonio A.  Interno                             -                  -                66,616/25,500                            -/-

Richard L. Eberly                               -                  -                32,775/50,750                       -/44,000

Melissa A. Lueke                                -                  -                 6,500/41,500                       -/44,000

                               PERFORMANCE GRAPH

     The following graph shows the yearly percentage change in Meridian's cumulative total shareholder return on its Common Stock as measured by dividing the sum of (A) the cumulative amount of dividends, assuming dividend reinvestment during the periods presented and (B) the difference between Meridian's share price at the end and the beginning of the periods presented; by the share price at the beginning of the periods presented with the Wilshire 5000 Equity Index and a Peer Group Index. The Peer Group consists of Apogent Technologies, Inc., Biomerica, Inc., Biosite, Inc., Diagnostic Products Corp., Hemagen Diagnostics, Inc., Hycor Biomedical, Inc., Idexx Laboratories Corp., Neogen Corp., Quidel Corp. and Trinity Biotech Plc.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
   AMONG MERIDIAN BIOSCIENCE, INC., THE WILSHIRE 5000 INDEX AND A PEER GROUP


                                            Cumulative Total Return
                                9/96    9/97    9/98     9/99     9/00   9/01

MERIDIAN BIOSCIENCE, INC.      100.00   90.41   59.14    63.76   64.87   40.78
WILSHIRE 5000                  100.00  138.21  142.75   181.22  213.03  151.35
PEER GROUP                     100.00   87.32   82.76    98.12  119.86  121.66

SHAREHOLDER PROPOSALS FOR NEXT YEAR

     The deadline for shareholder proposals to be included in the Proxy Statement for next year's meeting is August 28, 2002.

     The form of Proxy for this meeting grants authority to the designated proxies to vote in their discretion on any matters that come before the meeting except those set forth in Meridian's Proxy Statement and except for matters as to which adequate notice is received. In order for a notice to be deemed adequate for the 2003 Annual Shareholders' Meeting, it must be received prior to November 11, 2002. If there is a change in the anticipated date of next year's annual meeting or these deadlines by more than 30 days, we will notify you of this change through our Form 10-Q filings.

     Meridian's Code of Regulations provides that only persons nominated by an officer, director or in writing by a shareholder at least five days prior to the meeting at which directors are to be selected shall be eligible for election.

QUESTIONS?

     If you have questions or need more information about the annual meeting, write to:

     Melissa Lueke, Vice President, Chief Financial Officer and Secretary Meridian Bioscience, Inc.
     3471 River Hills Drive
     Cincinnati, Ohio 45244

     or call us at (513) 271-3700.

For information about your record holdings call the Fifth Third Bank Shareholder Services at 1-800-837-2755.

TABLE OF CONTENTS                                             Page
------------------------------------------------------------------

GENERAL INFORMATION..........................................   4

ELECTION OF DIRECTORS........................................   4

RATIFICATION OF APPOINTMENT OF ACCOUNTANTS...................   6

DIRECTOR COMPENSATION........................................   6

BOARD COMMITTEES.............................................   6

REPORT OF THE AUDIT COMMITEE.................................   6

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION......   7

PRINCIPAL SHAREHOLDERS.......................................   8

DIRECTORS AND EXECUTIVE OFFICERS.............................   9

SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.........  11

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION..  11

OPTION GRANTS IN LAST FISCAL YEAR............................  12

FISCAL 2001 OPTION EXERCISES.................................  12

PERFORMANCE GRAPH............................................  13

SHAREHOLDER PROPOSALS FOR NEXT YEAR..........................  14

QUESTIONS?...................................................  14

MERIDIAN BIOSCIENCE, INC.

 PROXY       The undersigned hereby appoints WILLIAM J. MOTTO and MELISSA A.
  FOR        LUEKE, or either of them, proxies of the undersigned, each with
 ANNUAL      the power of substitution, to vote cumulatively or otherwise all
MEETING      shares of Common Stock which the undersigned would be entitled to vote on the matters specified below and in their discretion with respect to such other business as may properly come before the Annual Meeting of Shareholders of Meridian Bioscience, Inc. to be held on January 22, 2002 at 3:00 P.M. Eastern Time at Ivy Hills
             Country Club, 7711 Ivy Hills Boulevard, Cincinnati, Ohio or any adjournment of such Annual Meeting.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1.   Authority to elect as directors the six  nominees listed below.

                    FOR ____       WITHHOLD AUTHORITY ____

          JAMES A. BUZARD, JOHN A. KRAEUTLER, GARY P. KREIDER, WILLIAM J. MOTTO, DAVID C. PHILLIPS AND ROBERT J. READY

          WRITE THE NAME OF ANY NOMINEE(S) FOR WHOM AUTHORITY TO VOTE IS WITHHELD ____________________________________________


2. To ratify the appointment of Arthur Andersen LLP as independent public accountants for fiscal 2002.

                    FOR ____       AGAINST ____      ABSTAIN ____

          THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS UNLESS A CONTRARY CHOICE IS SPECIFIED.


       (This proxy is continued and is to be signed on the reverse side)

Date __________________________, ______

_______________________________________

_______________________________________

Important: Please sign exactly as name appears hereon indicating, where proper, official position or representative capacity. In the case of joint holders, all should sign.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS